UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2008
Entertainment Properties Trust
(Exact name of registrant as specified in its charter)

Maryland	1-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 West Pershing Road, Suite 201
Kansas City, Missouri 64108
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-3.1
EX-3.2

Item 3.03 Material Modification to Rights of Security Holders.
     Please see the disclosure set forth under Item 5.03 regarding the amendment and restatement of the Company’s Bylaws, which is incorporated by reference into this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 5, 2008, the Board of Trustees of Entertainment Properties Trust (the “Company”) voted to adopt amended and restated bylaws of the Company (the “Bylaws”), which included amendments to the advance notice provisions. The description of the provisions amended (other than certain immaterial technical changes) are provided below. This description is a summary of the amendments to the Bylaws and is qualified in its entirety by reference to the Bylaws (with amendments marked) filed herewith as Exhibit 3.1 and incorporated herein by reference. A clean copy of the Bylaws is filed herewith as Exhibit 3.2.
     The Company’s advance notice provisions, which are set forth in Article II, Section 13 of the Bylaws, have been updated and revised. As amended and restated, Section 13 clarifies and adds new requirements to the advance notice requirements that shareholders must follow in order to make either a trustee nomination or bring any other business at an annual or, as provided in Section 13(b), a special meeting of the shareholders. Section 13(a)(1) explicitly provides that the provisions of Section 13 are the exclusive means for a shareholder to make nominations or submit other business, other than proposals governed by Rule 14a-8 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (which provides its own procedural requirements). Section 13(a) sets forth the requirements, timing and information required to be provided to the Company about the shareholder making a nomination or proposing business and the information required to be provided to the Company about any nominee for the Company’s Board of Trustees made by such shareholder.
     In addition, Section 13(a)(5) requires, among other things, that each person nominated by a shareholder for election or reelection as a trustee of the Company to submit a written questionnaire with respect to the background and qualification of such person and of the person on whose behalf such person is being nominated.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Bylaws of Entertainment Properties Trust (marked to show changes).

Exhibit 3.2	Amended and Restated Bylaws of Entertainment Properties Trust.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST
By:	/s/ Mark A. Peterson
Mark A. Peterson
Vice President, Treasurer and Chief Financial Officer
Date: December 11, 2008

INDEX TO EXHIBITS

Exhibit	Description

Exhibit 3.1	Amended and Restated Bylaws of Entertainment Properties Trust (marked to show changes).

Exhibit 3.2	Amended and Restated Bylaws of Entertainment Properties Trust.